UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 12, 2005

MAXWELL TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-15477	95-2390133
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9244 Balboa Avenue San Diego, California	92123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 503-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 12, 2005, Maxwell Technologies, Inc. (the “Company”) entered into stock purchase agreements with each of Royce & Associates, LLC (“Royce”), a Delaware limited liability company, and Surveillance & Gestion Financiere S.A. (“Surveillance”), an entity organized under the laws of Switzerland (the “July 12 Agreements”). On July 14, 2005, the Company entered into a stock purchase agreement with The DJG Small Cap Fund (“DJG”), a commingled account (collectively with the July 12 Agreements, the “Agreements”). Royce, Surveillance and DJG are referred to herein, collectively, as the “Purchasers”.

Pursuant to the Agreements, the Company agreed to sell to the Purchasers an aggregate of 488,888 registered shares (the “Shares”) of the Company’s common stock, at a purchase price of $11.25 per share, for an aggregate purchase price of $5,499,990. The Agreements provide for the Shares to be sold directly to the Purchasers in privately negotiated transactions in which no party will act as an underwriter. Each of the Agreements contains substantially the same terms and conditions, other than the identity of the purchaser thereunder and the number of Shares to be purchased.

The Agreement with Royce provides for Royce to purchase 50,000 Shares from the Company, for an aggregate purchase price of $562,500. The Agreement with Surveillance provides for Surveillance to purchase 390,000 Shares from the Company, for an aggregate purchase price of $4,387,500. The Agreement with DJG provides for DJG to purchase 48,888 Shares from the Company, for an aggregate purchase price of $549,990.

The Shares have previously been registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on September 8, 2004. The Registration Statement was declared effective by the Commission on October 28, 2004. The sales of Shares to Royce and DGJ closed on July 14, 2005. The sale of Shares to Surveillance is expected to close on July 18, 2005. A prospectus supplement describing the offering and sale of the Shares was filed with the Commission on July 14, 2005. Copies of the Agreements are attached hereto as Exhibits 10.1, 10.2 and 10.3 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are filed herewith:

Exhibit Number	Document
10.1	Stock Purchase Agreement dated July 12, 2005 between the Company and Royce & Associates, LLC

10.2	Stock Purchase Agreement dated July 12, 2005 between the Company and Surveillance & Gestion Financiere S.A.

10.3	Stock Purchase Agreement dated July 14, 2005 between the Company and The DJG Small Cap Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

Date: July 18, 2005	By:	/s/ David H. Russian
David H. Russian
Vice President, Finance,
Treasurer, Chief Financial Officer
and Corporate Secretary

MAXWELL TECHNOLOGIES, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description
10.1	Stock Purchase Agreement dated July 12, 2005 between the Company and Royce & Associates, LLC

10.2	Stock Purchase Agreement dated July 12, 2005 between the Company and Surveillance & Gestion Financiere S.A.

10.3	Stock Purchase Agreement dated July 14, 2005 between the Company and The DJG Small Cap Fund